EXHIBIT 21
                                                                      ----------

                         Pharmaceutical Resources, Inc.
                         ------------------------------

                              List of Subsidiaries
                              --------------------

                                                                 Percentage of
                                                               Voting Securities
                                       Jurisdiction of            Owned by Its
         Entity                        Organization             Immediate Parent
         ------                        ------------             ----------------

Par Pharmaceutical, Inc.               Delaware                       100%
PRX Pharmaceuticals, Inc.              Delaware                       100%
PRI-Research, Inc.                     Delaware                       100%
Par Pharma Group, Ltd.                 Delaware                       100%
Nutriceutical Resources, Inc.          New York                       100%
ParCare Ltd.                           New York                       100%
Israel Pharmaceutical Resources LP     Israel                         99%
FineTech Ltd.                          Israel                         100%
Par SVC, LLC.                          New York                       100%


                            Par Pharmaceutical, Inc.
                            ------------------------

                              List of Subsidiaries
                              --------------------

                                                                 Percentage of
                                                               Voting Securities
                                       Jurisdiction of            Owned by Its
         Entity                        Organization             Immediate Parent
         ------                        ------------             ----------------

Par, Inc.                              Delaware                       100%